EXHIBIT 99

               Premier 1996-3 Structural and Collateral Materials


     The Information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither _____________________ ("______") nor any of
its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information my not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data this is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the _______________ Trading Desk at ______________.

     [General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or it affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.]

                           Premier Auto Trust 1996-3
              Chrysler Financial Corporation, Seller and Servicer

                              Subject to Revision

                        Term Sheet dated June 10, 1996

Issuer.......................... Premier Auto Trust 1996-3 (the "Trust" or
                                 the "Issuer").

The Notes....................... (i) Class A-1 _____% Asset Backed Notes
                                 (the "Class A-1 Notes") in the aggregate initial principal amount of
                                 $250,000,000.00. The Class A-1 Notes are
                                 not being offered;

                                 (ii) Class A-2 Floating Rate Asset Backed
                                 Notes (the "Class A-2 Notes") in the
                                 aggregate initial principal amount of
                                 $600,000,000.00;

                                 (iii) Class A-3 _____% Asset Backed Notes
                                 (the "Class A-3 Notes") in the aggregate initial principal amount of $370,000,000.00; and

                                 (iv) Class A-4 _____% Asset Backed Notes (the "Class A-4 Notes") in the aggregate initial principal amount of $223,736,000.00;

The Certificates................ ____% Asset Backed Certificates (the
                                 "Certificates" and, together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $56,249,563.80.

Terms of the Notes:

  A.  Distribution Dates........ Payments of interest and principal on the
                                 Notes will be made on the sixth day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a Distribution Date"), commencing July 8, 1996.

  B.  Interest Rates............ The Class A-1, Class A-3 and Class A-4 Notes
                                 will have fixed interest rates. The Class A-2 Rate will be LIBOR (as defined in the Prospectus Supplement) plus ___%, subject to a maximum rate of 12%.

  C.  Interest.................. Interest on the Notes other than the Class
                                 A-2 Notes will accrue at the applicable
                                 Interest Rate from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of a Distribution Date to and including the fifth day of the month of such Distribution Date. Interest on the outstanding principal amount of the Class A-2 Notes will accrue at the Class A-2 Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Floating Rate Interest Accrual Period"). Interest on each class of Notes other than the Class A-2 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Notes will be calculated on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360.

  D.  Principal................. Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the calendar month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The "Noteholders' Principal Distributable Amount" will equal
                                 (i) the Regular Principal Distribution Amount plus (ii) the Accelerated Principal Distribution Amount. The "Regular Principal Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid or, in certain circumstances, scheduled to be paid with respect to the Receivables plus, in certain circumstances, the principal balance of defaulted Receivables. The "Accelerated Principal Distribution Amount" with respect to a Distribution Date will equal the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), (b) the interest due on the Notes, (c) the Regular Principal Distribution Amount, (d) the interest due on the Certificates, and (e) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                                 No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                 The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the April 1997 Distribution Date (the "Class A-1 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the February 1999 Distribution Date (the "Class A-2 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the March 2000 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the November 2000 Distribution Date (the "Class A-4 Final Scheduled Distribution Date").

  E.  Optional Redemption....... The Class A-4 Notes will be redeemable in whole, but not in part, after the Pool
                                 Balance declines to 10% or less of the
                                 Initial Pool Balance.

Terms of the Certificates:

  A.  Distribution Dates........ Distributions with respect to the
                                 Certificates will be made on each
                                 Distribution Date, commencing July 8, 1996.

  B.  Pass Through Rate......... _____% per annum (the "Pass Through Rate").

  C.  Interest.................. On each Distribution Date, accrued interest at the Pass Through Rate on the outstanding
                                 Certificate Balance will be paid generally to the extent of funds available following payment of the Servicing Fee and distributions in respect of the Notes from the Total Distribution Amount and the Reserve Account. Interest will be calculated on the basis of a

                                 360-day year consisting of twelve 30-day months. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of the Distribution Date to and including the fifth day of the month of such Distribution Date.

  D.  Principal................. No distributions of principal on the
                                 Certificates will be made until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal
                                 Distributable Amount for the Collection
                                 Period preceding such Distribution Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates. The Certificateholders'
                                 Principal Distributable Amount will be the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes). No Receivable has a scheduled maturity date later than October 31, 2001.

  E.  Optional Prepayment....... The Certificates may be prepaid after the
                                 Pool Balance declines to 10% or less of the Initial Pool Balance.

Reserve Account................. The "Reserve Account" will be created with an initial deposit by CFC on the Closing Date of cash or Eligible Investments having a value at least equal to $89,999,133.84.

                                 Certain amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions made on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will generally be released to any affiliate of CFC. Subject to reduction as described below, the "Specified Reserve Account Balance" with respect to any Distribution Date generally will be equal to the sum of (i) 2.00% of the Initial Pool Balance and (ii) 4.00% of the Initial Pool Balance. However, with respect to the portion of the Specified Reserve Account Balance set forth in clause (i) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 96.2% of the Pool Balance on the first day of the related Collection Period, then such portion of the Specified Reserve Account Balance set forth in clause (i) above will be reduced to 1.45% of the Initial Pool Balance. In addition, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 94.5% of the Pool Balance on the first day of the related Collection Period, then such portion of the Specified Reserve Account Balance set forth in clause (i) above will be reduced to 1.00% of the Initial Pool Balance.



                                 With respect to the portion of the Specified
                                 Reserve Account Balance set forth in clause
                                 (ii) above, so long as on any Distribution
                                 Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 98.5% of the Pool Balance on the first day of the related Collection Period, then the portion of the Specified Reserve Account Balance set forth in clause (ii) above will be reduced to an amount equal to the product of (I) the Pool Balance on the first day of the related Collection Period and (II) the percentage (which shall not be greater than 4.00% or less than zero) equal to (X) the percentage derived from the fraction, the numerator of which is the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period, and the denominator of which is such Pool Balance less (Y) 94.5%. The Specified Reserve Account Balance is further subject to adjustment in certain circumstances described in the Prospectus Supplement. Funds will be withdrawn from the Reserve Account up to the Available Amount, first, to cover any shortfalls in the amounts due to the Noteholders and, second, to cover shortfalls in the amounts due to the Certificateholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders and Certificateholders.

                                 The "Pool Balance" at any time will represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments (other than Payaheads) received from Obligors, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Priority of Payments............ Collections in respect of the Receivables for each Collection Period will be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing Fees, (ii) amounts payable to the Noteholders; (iii) amounts distributable to the Certificateholders and
                                 (iv) the remaining balance, if any, to the Reserve Account.

Rating of the Notes............. In the highest investment rating category by at least two nationally recognized rating agencies.

Rating of the Certificates...... At least in the "A" category or its equivalent by a least two nationally
                                 recognized rating agencies.

The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had an outstanding gross balance of at least $1,000 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Securityholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                           Premier Auto Trust 1996-3
                      Composition of the Receivables Pool


                                                                 Weighted
                                                                  Average          Weighted           Average
 Weighted Average       Aggregate Principal      Number of       Remaining          Average          Principal
APR of Receivables            Balance           Receivables        Term          Original Term        Balance
- -------------------    --------------------     -----------     ----------       -------------       ----------

      10.79%             $1,499,985,563.80         109,453     53.93 months      57.69 months        $13,704.38



                           Premier Auto Trust 1996-3
                  Distribution by APR of the Receivables Pool

                                          Number of                Aggregate           Percent of Aggregate
                APR Range                Receivables           Principal Balance       Principal Balance(1)
- ------------------------------------     -----------         -------------------       --------------------

0.00% - 5.00%.......................         675            $    9,125,645.60                 0.6%

5.01% - 6.00%.......................         196                 2,785,811.40                 0.2

6.01% - 7.00%.......................       2,386                36,503,541.76                 2.4

7.01% - 8.00%.......................       8,661               133,851,935.05                 8.9

8.01% - 9.00%.......................      17,443               263,195,358.86                17.5

9.01% - 10.00%......................      20,597               285,825,267.58                19.1

10.01% - 11.00%.....................      15,709               212,683,789.26                14.2

11.01% - 12.00%.....................      14,250               196,050,335.76                13.1

12.01% - 13.00%.....................       9,221               117,257,479.80                 7.8

13.01% - 14.00%.....................       5,352                62,694,649.46                 4.2

14.01% - 15.00%.....................       4,207                50,011,221.92                 3.3

15.01% - 16.00%.....................       2,466                29,987,658.25                 2.0

16.01% - 17.00%.....................       2,848                36,462,939.58                 2.4

17.01% - 18.00%.....................       3,223                42,142,996.56                 2.8

Greater than 18.00%.................       2,219                21,406,932.96                 1.4
                                         -------            -----------------               ------
                                         109,453            $1,499,985,563.80               100.0%
                                         =======            =================               ======

- ------------------
(1)  Percentages may not add to 100.0% because of rounding.

                           Premier Auto Trust 1996-3
                Geographic Distribution of the Receivables Pool


                                    Percent of                                      Percent of
                                    Aggregate                                       Aggregate
                                    Principal                                       Principal
             State(1)               Balance(2)              State(1)                Balance(2)
             --------               ----------              --------                ----------

Alabama........................        1.1%      Montana......................         0.1%
Alaska.........................        0.2       Nebraska.....................         0.4
Arizona........................        1.2       Nevada.......................         0.5
Arkansas.......................        2.6       New Hampshire................         2.9
California.....................        5.5       New Jersey...................         5.2
Colorado.......................        1.0       New Mexico...................         0.4
Connecticut....................        1.1       New York.....................         7.4
Delaware.......................        0.1       North Carolina...............         3.7
District of Columbia...........        0.0       North Dakota.................         0.1
Florida........................        4.6       Ohio.........................         0.5
Georgia........................        2.8       Oklahoma.....................         1.7
Hawaii.........................        0.4       Oregon.......................         0.7
Idaho..........................        0.2       Pennsylvania.................         6.2
Illinois.......................        3.6       Rhode Island.................         0.3
Indiana........................        1.8       South Carolina...............         1.7
Iowa...........................        0.8       South Dakota.................         0.1
Kansas.........................        0.8       Tennessee....................         2.9
Kentucky.......................        0.4       Texas........................         8.3
Louisiana......................        2.6       Utah.........................         0.4
Maine..........................        0.7       Vermont......................         0.4
Maryland.......................        5.6       Virginia.....................         3.9
Massachusetts..................        3.6       Washington...................         0.7
Michigan.......................        3.8       West Virginia................         0.3
Minnesota......................        1.2       Wisconsin....................         1.4
Mississippi....................        0.5       Wyoming......................         0.1
Missouri.......................        3.4                                            ----
                                                                                      99.9%
                                                                                      ====

- -------------------------------
(1)  Based on physical addresses of the dealers originating the receivables.
(2)  Percentages may not add to 100.0% because of rounding.


           Approximately 30.60% of the aggregate principal balance of the Receivables, constituting 33.06% of the number of the Receivables, represent previously titled vehicles. Approximately 72.96% of the aggregate principal balance of the Receivables represent financing of vehicles manufactured or distributed by Chrysler.

Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Chrysler Credit Corporation, which was merged into the Seller on December 31, 1995, began originating Fixed Value Receivables in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                           Delinquency Experience(1)

                                       At March 31,                                      At December 31,
                       ---------------------------------------------       ------------------------------------------------
                               1996                      1995                     1995                        1994
                       --------------------     --------------------       -----------------------   ----------------------
                       Number of                Number of                  Number of                  Number of
                       Contracts     Amount     Contracts     Amount       Contracts      Amount      Contracts      Amount
                       ---------     ------     ---------     ------       ---------      ------      ---------      ------
                                   (Dollars in Millions)                                (Dollars in Millions)


Portfolio..........   1,658,381     $20,788     1,516,344    $18,378       1,653,533     $20,913      1,444,736     $16,977

Period of
Delinquency
  31-60 Days.......      36,740         487        23,072        276          55,507         720         25,888         293
  61 Days or More..       3,784     $    58         1,987    $    28           6,792     $   100          2,085     $    27
                      ---------     -------     ---------    -------       ---------     -------      ---------     -------

Total
Delinquencies......      40,524     $   545        25,059     $  304          62,299     $   820         27,973     $   320

Total Delinquencies
  as a percent of
  the Portolio.......      2.44%       2.62%         1.65%      1.65%          3.77%        3.92%         1.94%        1.88%



                                                                  At December 31,
                                   -----------------------------------------------------------------------------
                                            1993                         1992                        1991
                                   --------------------        ---------------------      ----------------------
                                   Number of                   Number of                  Number of
                                   Contracts     Amount        Contracts      Amount      Contracts       Amount
                                   ---------     ------        ---------      ------      ---------       ------
                                                               (Dollars in Millions)

Portfolio.....................     1,352,218     $14,116       1,344,799     $12,082     1,437,451       $11,994

Period of Delinquency
  31-60 Days..................        16,350     $   153          15,964     $   134        21,025       $   180
  61 Days or More.............         1,383          15           1,376          13         2,048            20
                                   ---------     --------      ----------    -------     ---------       -------

Total Delinquencies...........        17,733     $   168          17,340     $   147        23,073       $   200

Total Delinquencies as
  a Percent of the Portfolio..          1.31%       1.19%           1.29%       1.22%         1.61%         1.67%

- --------------------------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                    Credit Loss/Repossession Experience(1)


                                             Three Months
                                                 Ended
                                               March 31,                           Year Ended December 31,
                                       ----------------------    ------------------------------------------------------------
                                          1996        1995         1995        1994         1993         1992          1991
                                          ----        ----         ----        ----         ----         ----          ----
                                                                                   (Dollars in Millions)

Average Amount Outstanding
  During the Period...................   $20,845     $17,563      $19,486     $15,517      $12,882      $11,818       $12,709

Average Number of Contracts
  Outstanding During the Period....... 1,655,990   1,474,910    1,572,963   1,396,497    1,341,084    1,382,898     1,517,178

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer.......................       9.7%       14.5%        14.8%       17.0%        16.2%        15.8%         21.7%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2)......................      4.12%       2.73%        3.05%       2.36%        2.15%        2.31%         2.63%

Net Losses as a Percent of
  Liquidations(3)(4)..................      3.62%       1.92%        2.25%       1.38%        1.34%        1.71%         2.28%

Net Losses as a Percent of
  Average Amount Outstanding(2)(3)....      1.94%       1.00%        1.16%       0.73%        0.75%        0.97%         1.21%

- --------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the three months ended March 31, 1996 and 1995 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.


           During 1995, CFC experienced higher credit losses on automobile and light duty truck retail receivables, as did other consumer finance companies in the United States. The increased losses became more pronounced in early 1996. CFC attributes the higher loss experience to the combined effect of current economic conditions, a change in the credit mix of CFC's retail receivable originations during the first part of 1995 that resulted in an increase in the frequency of repossessions, and organizational realignments internal to CFC that affected retail collections. While higher credit losses on outstanding receivables are expected to continue in the near term, CFC has taken actions that it believes will improve the credit mix and servicing of its automotive retail receivables. However, no assurance as to future results can be given.

           The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 3.55% of the Receivables represent contracts with recourse to Dealers.